UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 10, 2016

SFX Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36119	90-0860047
(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 15th Floor
New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(646) 561-6400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

As disclosed by SFX Entertainment, Inc. (the “Company”) in its Current Report on Form 8-K, dated as of February 1, 2016, the Company and substantially all of the Company’s wholly-owned domestic subsidiaries and two foreign holding company subsidiaries (such subsidiaries, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions (collectively, the “Bankruptcy Petitions”) seeking relief under chapter 11 of title 11 of the U.S. Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases are being jointly administered under the caption In re SFX Entertainment, Inc., et al, Case No. 16-10238 (MFW) (the “Chapter 11 Cases”).

Debtor-in-Possession Financing

In connection with the Chapter 11 Cases, the Company filed a motion seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in the Senior Secured Super-Priority Debtor-in-Possession Credit Agreement, dated as of February 10, 2016 (the “DIP Credit Agreement”), by and among the Company, as borrower, the Filing Subsidiaries, as guarantors, the Supporting Parties (as defined below), as lenders, and Wilmington Savings Fund Society, FSB, as Administrative Agent (the “DIP Agent”). The Bankruptcy Court approved the DIP Credit Agreement on an interim basis by order dated February 9, 2016.

The DIP Credit Agreement provides for a multiple-draw, senior secured, super-priority debtor-in-possession term loan facility in an aggregate principal amount of up to $87.6 million (the “DIP Facility”), which consists of tranche A loans up to $30.0 million (“Tranche A DIP Facility”) made by the tranche A lenders (the “Tranche A Lenders”) and tranche B loans up to $57.6 million (“Tranche B DIP Facility”) made by the tranche B lenders (the “Tranche B Lenders”). However, the Tranche B DIP Facility shall be reduced on a dollar-for-dollar basis by an amount equal to the aggregate principal amount of any extensions of credit made by the Tranche B Lenders or any of their affiliates (or an entity or affiliate of an entity that administers, advises or manages any Tranche B Lender) under that certain facility agreement, dated as of January 14, 2016, by and among SFXE Netherlands Holdings Cooperatief U.A., a wholly-owned subsidiary of the Company, as the borrower, the Supporting Parties, as lenders, and Stichting Grabrok, as facility and security agent, which credit facility agreement was assigned by Catalyst Fund Limited Partnership V (“Catalyst”) to the Supporting Parties on February 10, 2016.

Under the DIP Credit Agreement, the Company may request up to $15.0 million of additional loans under the Tranche B DIP Facility, subject to the consent of the Tranche B Lenders (the “Incremental Tranche B Loans”). The Filing Subsidiaries have guaranteed the obligations of the Company under the DIP Facility pursuant to the terms and conditions of the DIP Credit Agreement. Subject to certain exceptions, carve-outs and permitted liens as set forth in the DIP Credit Agreement, the obligations under the DIP Facility are secured by first priority perfected security interests and liens on substantially all of the assets of the Debtors in accordance with the relevant provisions of the Bankruptcy Code.

Outstanding amounts under the Tranche A DIP Facility will bear an interest rate of 12% per annum, payable in cash in arrears on a monthly basis, and outstanding amounts under the Tranche B DIP Facility will bear an interest rate of 10% per annum, payable in-kind in arrears on a monthly basis. Upon an event of default under the DIP Credit Agreement, an additional 2% per annum will be added to each respective interest rate, payable in cash in respect of the Tranche A DIP Facility and payable in-kind in respect of the Tranche B DIP Facility. The DIP Credit Agreement also provides for the payment of (i) an up-front commitment fee, payable in cash, equal to 2% of the Tranche A DIP Facility to the Tranche A Lenders (the “Cash Commitment Fee”) and (ii) commitment fees, payable in kind, equal to 2% of the Tranche A DIP Facility to the Tranche A Lenders and 4% of the Tranche B DIP Facility to the Tranche B Lenders. Commitment fees payable in-kind will be added to the principal amounts outstanding under the Tranche A DIP Facility and the Tranche B DIP Facility and interest will accrue thereon. The Company may voluntarily prepay the Tranche A DIP Facility with the net cash proceeds from certain asset sales. The DIP Credit Agreement does not contain any mandatory prepayments.

The DIP Facility will terminate on the earliest to occur of (i) January 31, 2017, (ii) forty-five days after the Petition Date, if the Bankruptcy Court has not yet entered a final order approving the terms of the DIP Facility (the “Final DIP Order”), (iii) the effective date of the Plan of Reorganization (as defined in the DIP Credit Agreement), (iv) the date on which the DIP Facility loans are accelerated and the unfunded amounts of the DIP Facility are terminated in accordance with the DIP Credit Agreement, by operation of law or otherwise; and (v) the consummation of a sale of all or substantially all of the assets of the Company and its subsidiaries pursuant to Section 363 of the Bankruptcy Code (the earliest of the aforementioned events, the “Termination Date”). Upon the Termination Date, all outstanding amounts under the DIP Facility plus any accrued and unpaid interest or additional fees become immediately due and payable, except to the extent that the outstanding DIP Facility loans are converted into new debt or equity in the Reorganized Company upon the Effective Date pursuant to the Restructuring Support Agreement (as defined below).

On February 10, 2016, the Company made an initial $43.0 million draw from the DIP Facility, consisting of $30.0 million from the Tranche A Facility and $13.0 million of the Tranche B Facility, which were used in part to pay the Cash Commitment Fee and to fully satisfy the amounts due to Catalyst under that certain Amended and Restated Credit Agreement, dated as of September 17, 2015, by and among the Company, as the borrower, the lenders party thereto, and Catalyst, as successor administrative agent (as amended by that certain First Forbearance Agreement and First Amendment to Credit Agreement, dated as of December 31, 2015.

The Debtors are subject to certain covenants and restrictions under the DIP Credit Agreement, including, without limitation, restrictions on the incurrence of additional debt, liens, and making restricted payments; compliance with certain bankruptcy-related covenants; financial and operational reporting and approval requirements; disposition of assets; and achievement of certain milestones for progress in the Bankruptcy Court proceedings and in the restructuring transaction; in each case, as set forth in the DIP Credit Agreement and/or the order(s) of the Bankruptcy Court.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Restructuring Support Agreement Forbearance Agreement

As disclosed by the Company in its Current Report on Form 8-K, dated as of February 1, 2016, the Debtors entered into a Restructuring Support Agreement, dated as of January 31, 2016 (the “Restructuring Support Agreement”), by and among the Debtors, on behalf of themselves and their respective domestic and controlled foreign subsidiaries and controlled affiliates, certain holders of the Company’s 9.625% second lien senior secured notes due 2019 (such holders, the “Supporting Parties”), and Mr. Robert F.X. Sillerman, the Company’s Chairman and Chief Executive Officer (the foregoing parties collectively, the “RSA Parties”). On February 10, 2016, the RSA Parties entered into that certain RSA Forbearance Agreement (the “RSA Forbearance Agreement”), which RSA Forbearance Agreement provides for a forbearance period through the earlier to occur of February 23, 2016 or the occurrence of certain events as set forth in the RSA Forbearance Agreement (the “Forbearance Period”), during which period (i) each RSA Party will not exercise its rights against any other RSA Party with respect to any termination right that any RSA Party may have had under to the Restructuring Support Agreement and (ii) the Company will not exercise any rights it may have pursuant to a determination that any action or inaction would be inconsistent with or a breach the fiduciary obligations of its directors or officers, in each case, prior to the date of the RSA Forbearance Agreement. The RSA Parties also agreed, among other things, to work together in good faith during the Forbearance Agreement to modify the terms of the restructuring transaction, as set forth in the Restructuring Support Agreement including the Restructuring Term Sheet attached thereto, and to amend and restated the Restructuring Support Agreement.

The foregoing description of the RSA Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which will be attached as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Item 1.02.                                        Termination of a Material Definitive Agreement.

The information set forth above in Item 1.01 of this Current Report is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report is hereby incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

Prior to the execution by SFX Entertainment, Inc. (the “Company”) of the DIP Credit Agreement, the Company and its advisors shared certain non-public information regarding the Company (the “Non-Public Information”) with certain holders of the Company’s 9.625% Second Lien Secured Notes Due 2019 (the “Restricted Parties”).  The Non-Public Information was shared with the Restricted Parties and their advisors on and after November 23, 2015, pursuant to a series of confidentiality agreements entered into between the Company and the Restricted Parties (the “Confidentiality Agreements”), in connection with discussions and negotiations between the Restricted Parties and the Company.  Those discussions and negotiations ultimately resulted in the execution of the DIP Credit Agreement and the Restructuring Support Agreement. The information furnished as Exhibit 99.1 to this Current Report was prepared by the Company in connection with the Restricted Parties’ evaluation of a potential transaction with the Company and at the request of the Restricted Parties and is furnished herein only because it was provided to the Restricted Parties. The information was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts.

The forecast included in the information furnished as Exhibit 99.1 to this Current Report does not purport to present financial condition in accordance with accounting principles generally accepted in the United States. While they may be presented with numeric specificity, the forecast reflects numerous assumptions made by the Company’s management and its advisors with respect to financial condition, credit availability, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, may have been valid at the time generated, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing the forecast have proven or will prove accurate.  It is expected that there will be differences between actual and the forecasted information. The differences may be material due to the occurrence of unforeseen events that occurred subsequently to the preparation of the information. Neither the Company nor its representatives have made or make any representation to any person regarding the Company’s ultimate performance compared to the forecasts or undertake any obligation to update the forecasts to reflect changes in circumstances.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report, any Exhibits furnished or filed herewith, and other statements that the Company may make, may contain forward-looking statements. Forward-looking statements are statements that are not historical facts and include statements regarding, among other things, expectations about the timing and execution of the Company’s restructuring plan, the Company’s future financial condition and future business plans and expectations, including statements related to the effect of, and our expectations with respect to, the operation of our business, adequacy of financial resources and commitments, and the operating expectations during the pendency of the Company’s Chapter 11 Cases and impacts to its business related thereto. Such forward-looking statements are based upon the current beliefs and expectations of the Company’s management, but are subject to risks and uncertainties, which could cause actual results and/or the timing of events to differ materially from those set forth in the forward-looking statements, including, among others: the risk that the Company may not be able to consummate the restructuring transactions; the transactions contemplated by the Restructuring Support Agreement and the DIP

Credit Agreement are subject to certain conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, (ii) the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, (iii) Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, (iv) the length of time the Company will operate under the Chapter 11 Cases, (v) risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the restructuring transactions, (vi) the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and (vii) increased legal and other professional costs necessary to execute the Company’s reorganization; the consequences of the acceleration of our debt obligations; our overall liquidity position and ability to continue as a going concern; ability to generate or obtain from external sources sufficient liquidity for operations and debt service; changes in key personnel, our ability to hire and retain key personnel, and our relationship with our employees; our ability to successfully implement our strategic, operating, financial and personnel initiatives; ability to maintain the value and image of our brand and protect our intellectual property rights; general economic conditions, geopolitical events, other regulatory changes, and inflation or deflation; disruptions in the global financial markets; the highly competitive and evolving nature of our industry in the U.S. and internationally; changes in consumer preferences or demand for our products; changes in the price of labor and services; adverse changes in our credit ratings and any related impact on financial costs and structure; litigation and other inquiries and investigations, including the risks that we, our officers or directors in cases where indemnification applies, will not be successful in defending any proceedings, lawsuits, disputes, claims or audits, and that exposure could exceed expectations or insurance coverage; adverse weather conditions or natural disaster, including those which may be related to climate change; the risk of failure to protect the integrity and security of our information systems and customers’ information; and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2014 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2015. The Company’s filings with the Securities and Exchange Commission are available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Exhibit

99.1	Non-public information furnished with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SFX ENTERTAINMENT, INC.

Date: February 17, 2016	By:	/s/ Robert F.X. Sillerman
Robert F.X. Sillerman
Chief Executive Officer